Exhibit 10.1

AMENDED AND RESTATED VOTING AGREEMENT

THIS VOTING AGREEMENT (this "Agreement"), dated as of March 2, 2020, is made among TERRA SECURED INCOME FUND 5, LLC, a Delaware limited liability company ("TSIF 5"), TERRA PROPERTY TRUST, INC., a Maryland corporation (the "REIT"), Terra JV, LLC, a Delaware limited liability company (the "Parent") and TERRA REIT ADVISORS, LLC, a Delaware limited liability company ("TRA").
RECITALS
WHEREAS, the REIT is party to that certain Voting Agreement with TSIF 5 and TRA, dated as of February 8, 2018 (the "Existing Agreement");
WHEREAS, the REIT is party to that certain Amended and Restated Management Agreement with TRA, dated as of February 8, 2018 (the "Management Agreement"), whereby TRA was engaged to provide certain management services for the REIT on the terms and conditions set forth therein;
WHEREAS, TSIF 5 desires to assign to the Parent all of its right, title and interest in and to the Existing Agreement pursuant to the terms hereof and the Parent desires to assume from TSIF 5 all right, title and interest in and to the Existing Agreement pursuant to the terms hereof and, by their signatures hereto, each hereby confirms such assignment and assumption;
WHEREAS, as of the date hereof, the Parent, directly or indirectly, owns 17,023,092.27 of the shares of common stock of the REIT;
WHEREAS, in connection with the foregoing, the parties desire to enter into this Agreement, to, among other items, amend and restate the Existing Agreement and set forth certain agreements among them with respect to the REIT, its board of directors and the voting of the shares of common stock in the REIT directly or indirectly held by the Parent, in each case on the terms and conditions contained herein.
NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below.
"Agreement" has the meaning specified in the preamble of this Agreement.
"Board" means the board of directors of the REIT or the IPO Entity, as the case may be.
"Business Day" means any day other than a Saturday, a Sunday or a day on which banks located in New York, New York are required or authorized to be closed for the conduct of regular banking business. If the date set for any action hereunder is a date other than a Business Day, then such date shall be the next succeeding day that is a Business Day.
"Common Shares" means the shares of any class or series of common stock of the REIT or the IPO Entity, as the case may be.

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"Directors" means the members of the Board.
"Parent" has the meaning specified in the preamble of this Agreement.
"Parent Operating Agreement" means the Amended and Restated Limited Liability Company Agreement of the Parent, dated as of March 2, 2020.
"Independent Directors" means Directors who meet the criteria for independent directors under the listing rules of the New York Stock Exchange (or such other national securities exchange which, at such time, may be the primary exchange on which the Common Shares of the IPO Entity are then listed or quoted) and otherwise established by the IPO Entity.
"IPO" means any transaction or series of related transactions which results in the shares of any IPO Entity being publicly traded.
"IPO Entity" means the REIT or a Person of which it is a Predecessor (as defined under Rule 405 of the Securities Act).
"Management Agreement" has the meaning set forth in the recitals of this Agreement.
"Notice" has the meaning set forth in Section 5 of this Agreement.
"Person" means any individual, corporation, partnership, association, trust, limited liability company or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
"REIT" has the meaning specified in the preamble of this Agreement.
"Securities Act" means the U.S. Securities Act of 1933, as amended from time to time, or any successor statute, and all rules and regulations promulgated thereunder.
"TRA" has the meaning specified in the preamble of this Agreement.
In this Agreement, unless otherwise specified: (i) singular words include the plural and plural words include the singular; (ii) words that include a number of constituent parts, things or elements shall be construed as referring separately to each constituent part, thing or element thereof, as well as to all such constituent parts, things or elements as a whole; (iii) words importing any gender shall include the masculine, the feminine and the neuter; (iv) references to any Person include such Person's successors and permitted assigns; (v) references to any statute or other law include all applicable rules, regulations and orders adopted or made thereunder and all statutes or other laws amending, consolidating or replacing the statute or law referred to; (vi) references to any agreement or other document, including this Agreement, include all subsequent amendments thereto or hereto or other modifications thereof or hereof; (vii) the words "include" and "including" and words of similar import, shall be deemed to be followed by the words "without limitation"; (viii) the words "hereto," "herein," "hereof," "hereunder" and words of similar import, refer to this Agreement in its entirety unless the context requires otherwise; (ix) the word "will" shall be construed to have the same meaning and effect as the word "shall," and the word "or" shall not be exclusive; (x) references to Articles, Sections and paragraphs are to the Articles, Sections and paragraphs of this Agreement; (xi) numberings and headings of Articles, Sections and paragraphs are inserted as a matter of convenience and shall not affect the construction of this Agreement; and (xii) any reference herein to the giving of "consent," "approval,"

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"discretion" or other words of similar import on the part of a Person shall mean in the sole and absolute discretion of such Person.
Section 2.    REIT Board Matters
2.01    Size of the Board; Initial Board Membership. Immediately prior to the execution of this Agreement, the Board is comprised of four persons, two of whom the Board has determined qualify as Independent Directors.
2.02    Nomination Rights. In connection with each stockholders' meeting of the IPO Entity at which Directors will be elected to the IPO Entity's board of directors, (i) for so long as TRA remains the external manager of the IPO Entity, TRA shall have the right to nominate two individuals to serve as Directors of the IPO Entity (which nominees need not be Independent Directors) and (ii) for so long as the Parent holds at least 10% of the outstanding Common Shares of the IPO Entity, the Parent shall have the right to nominate one individual to serve as a Director of the IPO Entity (who need not be an Independent Director).
2.03    Vacancies. The parties agree if a vacancy on the Board is created by the death, disability, retirement, resignation, refusal to stand for reelection, unwillingness to nominate or removal of any Director previously nominated by the Parent or TRA, during the period that the Parent or TRA, as the case may be, enjoys nomination rights with respect to such Director, any individual nominated by or at the direction of the Board or any duly authorized committee thereof to fill such vacancy shall be, and the REIT (or the IPO Entity) shall use its best efforts to cause such vacancy to be, filled as soon as possible, by an individual nominated by the Parent (if the former Director had been a Parent Nominee) or by an individual nominated by TRA (if the former Director had been a TRA Nominee).
2.04    Mutual Cooperation. The parties agree that, except as may be limited by law or the provisions of other agreements to which the Parent, the REIT or TRA are or may in the future become bound, they shall reasonably cooperate with each other in implementing the provisions of this Section 2, including, without limitation, the REIT (or the IPO Entity) listing the nominations made by the Parent and TRA pursuant to this Section 2 on any proxy issued by the REIT (or the IPO Entity) with respect to an election of the Board and voting all Common Shares directly or indirectly owned thereby in favor (or against the removal) of the Directors properly nominated in accordance with this Section 2. During the period that the Parent or TRA, as the case may be, enjoys nomination rights with respect to a Director, the party enjoying such nomination rights with respect to such Director may seek the removal of such Director, and the parties agree, except as may be limited by the provisions of other agreements to which the Parent, the REIT (or the IPO Entity) or TRA are or may in the future become bound, to reasonably cooperate with each other in effecting the removal of such Director and installing on the Board his or her replacement nominated by the Parent or TRA, as applicable, including calling and attending (in person or by proxy) stockholder meetings and voting all Common Shares directly or indirectly owned thereby in favor of such removal and such replacement.
2.05    Director Qualification. Nothing in this Section 2 shall be deemed in any way to amend, modify or contravene any of the requirements of the REIT (or the IPO Entity, as applicable) (including, without limitation, those set forth in its organizational documents) for Directors and/or Independent Directors and all such Directors and Independent Directors shall be required to meet such applicable requirements in order to be nominated pursuant to this Section 2.
Section 3.    Termination. The rights and obligations of the Parent under this Agreement shall terminate on the earlier of (1) the date that the Parent is dissolved or (2) upon the expulsion, insolvency, or

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other cessation to exist of each of TSIF 5 and Terra Secured Income Fund 7, LLC, the managing members of the Parent.
Section 4.    Execution. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and such counterparts together will constitute one and the same instrument.
Section 5.    Notices. All notices, consents, approvals and other communications provided for hereunder shall be in writing and shall be delivered (i) by certified mail, return receipt requested, (ii) by hand, (iii) by recognized overnight courier delivery service (with charges prepaid) or (iv) emailed (with a hard copy sent by recognized overnight courier delivery service (with charges prepaid) on the same Business Day as such transmission), to any party at the address of such Person listed below, or, in each case, at such other address as shall be designated by such Person in a written notice to each other party complying as to delivery with the terms of this Section 5 (each, a "Notice"). All such Notices shall be effective: (x) if deposited with the United States Postal Service certified mail, return receipt requested, three Business Days after deposit therewith; (y) if sent by hand delivery or express courier, upon delivery or refusal; and (z) if transmitted by email, on the date of such transmission (provided that a confirmation copy is so sent as provided above).
(a)    If to the REIT:

c/o Terra Capital Partners
550 Fifth Avenue, 6th Floor
New York, NY 10036
Attention: Vik Uppal
Telephone:
Email:
with a copy (which shall not constitute Notice) to:
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019
Attention:    Jay L. Bernstein, Esq. and Jacob Farquharson, Esq.
Telephone:
Email:

(b)    If to the Parent:
c/o Terra Fund Advisors, LLC
c/o Terra Secured Income Fund 5, LLC
c/o Terra Secured Income Fund 7, LLC
550 Fifth Avenue, 6th Floor
New York, NY 10036
Attention: Vik Uppal
Telephone:

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Email:
with a copy (which shall not constitute Notice) to:
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019
Attention:    Jay L. Bernstein, Esq. and Jacob Farquharson, Esq.
Telephone:
Email:

(c)    If to TRA:

c/o Terra Capital Partners
550 Fifth Avenue, 6th Floor
New York, NY 10036
Attention: Vik Uppal
Telephone:
Email:
with a copy (which shall not constitute Notice) to:
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019
Attention:    Jay L. Bernstein, Esq. and Jacob Farquharson, Esq.
Telephone:
Email:

Section 6.    Amendments and Waivers. The provisions of this Agreement may be amended with the prior written consent of all parties hereto. Any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.
Section 7.    Assignment. By its signature hereto, TSIF 5 hereby assigns, transfers and conveys all of its right title and interest in and to the Existing Agreement to the Parent and the Parent hereby accepts and assumes the same.
Section 8.    Successors and Assigns; No Third Party Beneficiary. This Agreement and all terms, provisions and conditions hereof shall be binding upon the parties hereto, and shall inure to the benefit of the parties hereto and, except as otherwise provided herein, to their respective heirs, executors, personal representatives, successors and assigns. This Agreement is intended solely for the benefit of the parties hereto and, except as expressly provided to the contrary in this Agreement, is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto, including, without

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limitation, of any creditor or other Person to whom any debts, liabilities or obligations are owed by (or who otherwise has any claim against) any party hereto.
Section 9.    Governing Law. This Agreement, and the application or interpretation thereof, shall be governed exclusively by its terms and by the laws of the State of Delaware, excluding the conflict of laws provisions thereof.
Section 10.    Consent to the Non-Exclusive Jurisdiction of the Courts of Delaware. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF FEDERAL AND STATE COURTS OF THE STATE OF DELAWARE IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AND EACH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION, SUIT OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH DELAWARE STATE OR FEDERAL COURT. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THAT IT MAY LEGALLY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION, SUIT OR PROCEEDING. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY ACTION, SUIT OR PROCEEDING BY THE MAILING OR DELIVERY OF COPIES OF SUCH PROCESS TO IT AT THE NOTICE ADDRESS FOR IT UNDER THIS AGREEMENT AS DETERMINED IN ACCORDANCE WITH SECTION 6.
Section 11.    Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 12.    Severability. Each term or provision of this Agreement shall be considered severable and if for any reason any provision which is not essential to the effectuation of the basic purposes of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, such invalidity shall not impair the operation of or affect those provisions of this Agreement which are valid or enforceable. In that case, this Agreement shall be construed so as to limit any term or provision so as to make it valid or enforceable within the requirements of any applicable law.
[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have entered into this Agreement in each case as of the day and year first above written.

[SIGNATURE PAGE – AMENDED AND RESTATED VOTING AGREEMENT – TERRA JV]

TERRA JV, LLC,
a Delaware limited liability company
By: Terra Secured Income Fund 5, LLC, its managing member

By: Terra Fund Advisors, LLC, its manager

By: /s/ Bruce Batkin
Name: Bruce Batkin
Title: Authorized Signatory

By: Terra Secured Income Fund 7, LLC, its managing member

By: Terra Income Advisors 2, LLC, it manager

By: Terra Fund Advisors, LLC, its sole member

By: /s/ Bruce Batkin
Name: Bruce Batkin
Title: Authorized Signatory

TERRA SECURED INCOME FUND 5, LLC,
a Delaware limited liability company
By: Terra Fund Advisors, LLC, its manager

By: /s/ Bruce Batkin
Name: Bruce Batkin
Title: Authorized Signatory
TERRA PROPERTY TRUST, INC.,
a Maryland corporation

By: /s/ Vikram S. Uppal
Name: Vikram S. Uppal
Title: CEO

TERRA REIT ADVISORS, LLC,
a Delaware limited liability company

By: /s/ Vikram S. Uppal
Name: Vikram S. Uppal
Title: CEO

[SIGNATURE PAGE – AMENDED AND RESTATED VOTING AGREEMENT – TERRA JV]

[SIGNATURE PAGE – AMENDED AND RESTATED VOTING AGREEMENT – TERRA JV]